                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 28, 1999

                          AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                      001-12131              13-3873272
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)        Identification No.)


                8100 AMF Drive, Richmond, Virginia          23111
              (Address of principal executive offices)    (Zip Code)



                                      N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events

On June 28, 1999, AMF Bowling, Inc. (the "Parent"), the parent company of the registrant, announced the terms of the Parent's $140 million rights offering and the tender offer by the Parent for a minimum of 40% and up to 45.7% of its zero coupon convertible debentures due 2018. The announcement is attached as exhibit 99.1.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 29, 1999                         AMF BOWLING WORLDWIDE, INC.

                                             By: /s/ Stephen E. Hare
                                             ------------------------------
                                             Stephen E. Hare
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer